EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of JCP&L Transition Funding LLC ("Company") on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.





                                                 /s/Earl T. Carey
                                          --------------------------------
                                                    Earl T. Carey
                                                      President
                                              (Chief Executive Officer)
                                                    August 18, 2003



                                                /s/Richard H. Marsh
                                          --------------------------------
                                                   Richard H. Marsh
                                                      President
                                               Senior Vice President and
                                                Chief Financial Officer
                                                    August 18, 2003